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                                                                      Exhibit 24

                                POWER OF ATTORNEY

     We, the undersigned directors of Questar Corporation, hereby severally constitute R. D. Cash and S. E. Parks, and each of them acting alone, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacities indicated below, the Annual Report on Form 10-K for 2001 and any and all amendments to be filed with the Securities and Exchange Commission by Questar Corporation, hereby ratifying and confirming our signatures as they may be signed by the attorneys appointed herein to the Annual Report on Form 10-K for 2001 and any and all amendments to such Report.

     Witness our hands on the respective dates set forth below.

     SIGNATURE                              TITLE                      DATE

 /s/ R. D. Cash                    Chairman of the Board,              2-9-02
-------------------------------                                      ---------
R. D. Cash                         Chief Executive Officer


 /s/ K. O. Rattie                       President and                  2-9-02
-------------------------------                                      ---------
K. O. Rattie                       Chief Operating Officer
                                          Director


 /s/ Teresa Beck                          Director                     2-9-02
-------------------------------                                      ---------
Teresa Beck


 /s/ Patrick J. Early                     Director                     2-9-02
-------------------------------                                      ---------
Patrick J. Early


 /s/ James A. Harmon                      Director                     2-9-02
-------------------------------                                      ---------
James A. Harmon

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
 /s/ W. Whitley Hawkins                   Director                     2-9-02
-----------------------------                                        ---------
W. Whitley Hawkins


 /s/ Robert E. Kadlec                     Director                     2-9-02
-------------------------------                                      ---------
Robert E. Kadlec


 /s/ Dixie L. Leavitt                     Director                     2-9-02
-------------------------------                                      ---------
Dixie L. Leavitt


 /s/ Gary G. Michael                      Director                     2-9-02
-----------------------------                                        ---------
Gary G. Michael


 /s/ Gary L. Nordloh                      Director                     2-9-02
-----------------------------                                        ---------
Gary L. Nordloh


 /s/ Scott S. Parker                      Director                     2-9-02
-------------------------------                                      ---------
Scott S. Parker


 /s/ D. N. Rose                           Director                     2-9-02
-------------------------------                                      ---------
D. N. Rose


 /s/ Harris H. Simmons                    Director                     2-9-02
----------------------------                                         ---------
Harris H. Simmons